Putnam
Global
Growth
Fund

ANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* Morningstar, an independent mutual fund rating agency, gave Putnam Global Growth Fund's class A shares 4 out of 5 stars for overall performance as of September 30, 1997 (based on the fund's average annual returns for the 3-, 5-, and 10-year periods). This rating put the fund among 22.5% of the 601 international equity funds rated.*

* "Despite the economic problems that have developed in Asia, the International Monetary Fund predicts that the global economy may be entering its best five-year stretch in the past 25 years."

                      -- The Wall Street Journal, September 17, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

22 Financial statements

*Morningstar ratings reflect risk-adjusted performance through 9/30/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 3-, 5-, and 10-year performance, the fund received 4 stars. There were 601, 258, and 91 international equity funds rated, respectively, 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Global Growth Fund closed the books on fiscal 1997 solidly in the black, thanks in no small measure to careful security selection within each of the market sectors in which the fund invests. Besides its gratifyingly positive results, the fund afforded investors the opportunity to diversify assets across a broad band of the world's equity markets.

As you might expect, the skill and experience of a wide variety of professionals are required to undertake such a challenge. I am pleased to announce the addition of Michael K. Arends to the fund's management team. Michael joined Putnam in 1997 as senior vice president and senior portfolio manager in the Core Growth Equity Group, where he focuses on large-company growth stocks. Before joining Putnam, he was with Phoenix Duff and Phelps, Kemper Financial Services, Institutional Capital Corporation, and Mathers and Company. He has 20 years of investment experience.

In the report that follows, your fund's management team reviews the performance and strategies employed during fiscal 1997 and looks at prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Managers
Michael K. Arends, lead manager
Robert Swift
Anthony W. Regan
Ami Kuan Danoff
Kelly A. Morgan
Thomas R. Haslett
Carol McMullen

During a fiscal year characterized by bouts of market volatility and sector rotation, Putnam Global Growth Fund generally navigated the world's financial landscape with aplomb. For the year ended October 31, 1997, the fund had a total return of 16.40% at net asset value, just ahead of the 15.13% gain of the Morgan Stanley Capital International World Index. The class A share performance at public offering price was 9.68%. For performance of other share classes and over longer periods, please turn to page 9 of this report.

Skillful stock selection played a pivotal role for much of the year in allowing us to sidestep some of the pitfalls and seize some of the opportunities the world markets presented. Additionally, our defensive currency hedging techniques shielded the fund from the continued weakness of the Japanese yen. Unfortunately, some of the fund's technology holdings came under pressure just before the close of the fiscal year.

* U.S. MARKET STRONG BUT STUMBLES AT END OF PERIOD

The U.S. stock market continued to post solid gains but not without some turbulence. As has been the case for quite a while, economic growth remained steady and inflation was virtually nonexistent. However, in late spring, market leadership began to shift away from large, multinational companies to smaller, more domestically oriented firms, based on their higher profit expectations. Then, in the summer, investors became concerned about the effect of a strong dollar on the earnings of multinational corporations. Finally, at the end of October, the Southeast Asian currency devaluations and resulting global market volatility forced a brief but sharp decline in U.S. stocks.

In terms of specific sectors of your fund's portfolio, technology performed well throughout the year but was hurt in October by a worldwide selloff in semiconductor stocks. For much of the fund's reporting period, however, companies involved with all aspects of the personal computer industry -- PCs, data storage, software, computer services, and semiconductors -- contributed significantly to the fund's returns. Some important technology holdings included leading PC maker Compaq Computer Corp., software developer Computer Associates International, Inc., National Semiconductor Corp., and Intel Corp. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Financial companies continued to perform well. The industry has enjoyed a benign interest-rate environment, rapid industry consolidation, and active stock markets. Financial holdings were generally strong, particularly among asset managers, credit-card issuers, and savings and loans. Money-center banks were attractive but were affected by uncertainty in the emerging markets. Some significant examples from this area include banking and credit-card company MBNA Corp. and insurance and brokerage giant The Travelers Group Inc.

Based on rising global demand and improved product pipelines, we believe pharmaceutical companies are an attractive growth area. One new fund holding intended to benefit from this trend is Pfizer, Inc., a globally competitive pharmaceutical company with a rich new-product portfolio. Pfizer's stock has performed relatively well since we purchased it.

[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

United States                     34.0%

United Kingdom                    15.8%

Japan                             10.9%

Germany                            5.0%

France                             4.3%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

* EUROPE ANCHORS PORTFOLIO; CANADA PROVES A PLUS

European markets had solid returns during the period with the peripheral countries such as Finland and Italy offering the strongest gains. These countries -- as well as the United Kingdom in the last few months of the fund's fiscal year -- benefited from investors' positive view of their participation in Europe's Economic and Monetary Union (EMU). The U.K. government has since made clear that if it was to join, it wouldn't be until after 2002.

Our overweighting of U.K. stocks relative to our benchmark was a major contributor to the fund's overall returns. Key holdings included pharmaceutical companies SmithKline Beecham PLC and Glaxo Wellcome PLC. We believe both companies offer even stronger product portfolios than their American counterparts. Additionally, Vodafone Group PLC, the U.K.'s leading cellular phone operator, enjoys a booming domestic business and an international business that is gaining in profitability.

The fund also enjoyed solid returns from other top European companies. Total S.A., a French integrated oil company, is one of the world's production leaders. With political and macroeconomic issues clouding the French market at various times in the past year, investors at first failed to take into account Total's exploration and production profile, but subsequently the stock's price soared. Scandinavian telecommunications equipment manufacturers Oy Nokia AB and L.M. Ericsson have benefited from the rapid proliferation of mobile telephony. European technology companies such as German business software developer SAP AG and the Dutch company ASM Lithography Holding N.V., which manufactures specialized equipment for the semiconductor industry, also helped boost the fund's returns for much of the period.

Across the Atlantic, we sought opportunities in the improving Canadian market. Over the past year, Canada's economy has rebounded, its interest rates have fallen, and its government budget deficit has been reduced. During the period, we added Northern Telecom Ltd., a mobile phone manufacturer, and Newbridge Ltd. Networks Corp., a Canadian manufacturer of switching equipment, to the portfolio. The favorable environment in Canada also benefited banking stocks such as Toronto-Dominion Bank and the Bank of Nova Scotia.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co. (United States)
Electronics and electrical equipment

SmithKline Beecham PLC ADR (United Kingdom)
Pharmaceuticals

Vodafone Group PLC (United Kingdom)
Telecommunications

Total S.A. Class B (France)
Oil and gas

Nestle S.A. (Switzerland)
Food and beverages

Shiseido Co., Ltd. (Japan)
Cosmetics

SAP AG (Germany)
Computer services and software

Enterprise Oil PLC (United Kingdom)
Oil and gas

Bayerische Motoren Werke (BMW) AG (Germany)
Automotive

Portugal Telecom S.A. (Portugal)
Telecommunications

Footnote reads:
These holdings represent 13.6% of the fund's net assets as of 10/31/97. Portfolio holdings will vary over time.

* ECONOMIC, CURRENCY PROBLEMS MARK ASIAN MARKETS; TURMOIL HITS TECHNOLOGY SECTOR LATE IN PERIOD

The Japanese market continues to struggle with anemic economic growth. Additionally, stocks there suffered from the negative effects of the slow pace of economic and financial reform and an April sales tax increase on the profits of consumer-oriented companies. Fortunately your fund was underweighted in Japanese securities relative to its benchmark. Those Japanese stocks the fund did hold, however, resulted in some profitable situations. One such company was Sony Corp. Known around the globe as a leader in the consumer electronics industry, Sony has a superior product line and what we believe to be significant growth potential. The company also recently issued a very positive earnings report.

Some of the year's weakest returns were recorded by the Southeast Asian markets. Export growth has slowed in that region and much of the Southeast Asian markets have spent the past summer mired in currency devaluations. In October, investors began to question the value of the Hong Kong dollar, which hastened declines in that market and set off a spate of worldwide volatility. Because of your fund's global diversification, overall performance was not substantially affected by these events. Additionally, as downward earnings estimates were issued, we lowered several positions in the region.

In the midst of the volatility in world markets, investors began to believe that the economic problems in Asia would result in a fall in demand for semiconductors. This belief was compounded by a disappointing earnings report by a leading semiconductor producer, SGS-Thomson Microelectronics of France, and an expected price cut from industry giant Intel Corp.

* POSITIVE BUT CAUTIOUS OUTLOOK

We are encouraged by the fact that many of the stocks we have selected have recorded consistent earnings improvement, and for many of them, we see no reason why that trend can't continue. Going forward, we plan to add stocks of companies in rapidly growing industry sectors or those that are leaders in their respective fields. Of course, we are cognizant of certain risks in any market, including higher interest rates, the possibility of slowing earnings growth, and unforeseen events that can impact corporate profits, such as the Asian currency crisis. Despite these important risks, our current investment strategy focuses on high-quality growth companies that we anticipate will outperform during this unpredictable market uptrend.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including economic instability, political developments, and currency fluctuations, not present with U.S. investments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                               Class A         Class B         Class M
(inception date)               (9/1/67)        (4/27/92)       (3/1/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                      16.40%   9.68%  15.54%  10.54%  15.72%  11.68%
------------------------------------------------------------------------------
5 years                    100.99   89.49   93.46   91.46   95.79   88.95
Annual average              14.98   13.64   14.11   13.87   14.38   13.57
------------------------------------------------------------------------------
10 years                    189.4  172.77  166.61  166.61  173.32  163.75
Annual average              11.21   10.56   10.30   10.30   10.58   10.18
------------------------------------------------------------------------------
Annual average
(life of fund)              10.56   10.35    9.52    9.52    9.80    9.67
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/97
                           MSCI EAF       MSCI      S & P 500    Consumer
                            Index*    World Index*    Index     Price Index
------------------------------------------------------------------------------
1 year                       3.04%       15.13%       32.10%        2.08%
------------------------------------------------------------------------------
5 years                     61.23        87.42       147.06        13.96
Annual average              10.03        13.39        19.83         2.65
------------------------------------------------------------------------------
10 years                    63.45       126.60       387.00        40.16
Annual average               5.04         8.52        17.15         3.43
------------------------------------------------------------------------------
Annual average
(life of fund)                 --           --        11.97         5.35
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, 10-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Returns do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Indexes did not exist prior to 1969.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/87

Fund's class A shares at POP          $27,277

MSCI World Index                      $22,660

Consumer Price Index                  $14,106

               Fund's         MSCI         Consumer
           class A shares     World          Price
               at POP         Index          Index
           --------------     -----        --------
10/87           9425          10000          10000
10/88          10191          11810          10425
10/89          11988          13181          10893
10/90          11826          11476          11578
10/91          13778          13021          11916
10/92          13571          12091          12298
10/93          17590          15083          12636
10/94          19106          15973          12966
10/95          20183          17192          13330
10/96          23433          19682          13729
10/97          27277          22660          14016

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $26,661, and no contingent deferred sales charges would apply; a $10,00 investment in the fund's class M shares would have been valued at $27,332 ($26,375 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/97
                              Class A     Class B     Class M
------------------------------------------------------------------------------
Distributions (number)            1           1           1
------------------------------------------------------------------------------
Income                         $0.275      $0.203      $0.249
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                       0.296       0.296       0.296
------------------------------------------------------------------------------
Short-term                      0.249       0.249       0.249
------------------------------------------------------------------------------
  Total                        $0.820      $0.748      $0.794
------------------------------------------------------------------------------
Share value:                 NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
10/31/96                  $11.10  $11.78  $10.78  $11.05  $11.45
------------------------------------------------------------------------------
10/31/97                   12.00   12.73   11.62   11.90   12.33
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)
                              Class A         Class B         Class M
                            NAV     POP     NAV    CDSC     NAV     POP
(inception date)              (9/1/67)        (4/27/92)       (3/1/95)
------------------------------------------------------------------------------
1 year                      25.89%  18.63%  24.85%  19.85%  25.12%  20.76%
------------------------------------------------------------------------------
5 years                    113.45  101.20  105.45  103.45  107.90  100.51
Annual average              16.37   15.01   15.49   15.26   15.76   14.93
------------------------------------------------------------------------------
10 years                   148.44  134.15  128.68  128.68  134.67  126.45
Annual average               9.53    8.88    8.62    8.62    8.90    8.52
------------------------------------------------------------------------------
Annual average
(life of fund)              10.89   10.67    9.84    9.84   10.12    9.99
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $26,661, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,332 ($26,375 at public offering price). See first page of performance section for performance calculation method.



Report of independent accountants
For the fiscal year ended October 31, 1997

To the Trustees and Shareholders of
Putnam Global Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Growth Fund, including the portfolio of investments owned, as of October 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Growth Fund as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 10, 1997



Portfolio of investments owned
October 31, 1997


COMMON STOCKS (97.2%) *
NUMBER OF SHARES                                                                                   VALUE

Argentina (0.3%)
------------------------------------------------------------------------------------------------------------
        116,067  Banco De Galicia y Buenos Aires S.A. de C.V. Class B ADR                     $    2,812,811
        474,623  Banco Frances del Rio de la Plata S.A. ADR                                        3,917,991
         48,000  Inversiones Y Representaciones S.A. GDR                                           1,620,000
        105,000  Telefonica de Argentina S.A. ADR                                                  2,953,125
        122,000  YPF S.A. ADR                                                                      3,904,000
                                                                                              --------------
                                                                                                  15,207,927

Australia (2.9%)
------------------------------------------------------------------------------------------------------------
      3,269,755  Australia & New Zealand Banking Group Ltd.                                       22,737,615
      1,328,000  Lend Lease Corp. Limited                                                         27,108,623
      2,961,358  QBE Insurance Group Ltd.                                                         13,804,815
      3,028,000  Woodside Petroleum Ltd.                                                          25,492,762
     11,132,456  Woolworth Co.                                                                    35,819,679
                                                                                              --------------
                                                                                                 124,963,494

Brazil (0.9%)
------------------------------------------------------------------------------------------------------------
        493,000  Banco Bradesco S.A. BRC                                                           3,666,757
        123,200  Brazil Realty S.A. 144A GDR                                                       3,141,600
      2,609,400  Centrais Electricas de Santa Catarina S.A.                                        2,816,495
        173,500  Companhia Brasileira de Distribuicao Grupo Pao
                   de Acucar ADR +                                                                 3,209,750
        112,500  Companhia Energetica de Minas Gerais (Cemig) 144A ADS                             4,443,750
        242,216  Companhia Paranaense de Energia-Copel                                             2,924,168
        221,000  Companhia Vale do Rio Doce ADR                                                    4,254,250
         67,600  Compania Siderurgica Nacional                                                     2,452,608
          3,100  Companhia de Tecidos Norte de Minas                                               1,152,806
          3,100  Empresa Nacional De Compercio, Redito E Participacoes S.A.
                   (ENCOPAR)                                                                             366
          7,370  Light Participacoes, S.A.                                                         1,885,116
        143,000  Madeco S. A. ADR                                                                  3,020,875
        109,300  Multicanal Participacoes S.A. ADR +                                                 676,294
         47,200  Telebras Co. ADR                                                                  4,790,800
                                                                                              --------------
                                                                                                  38,435,635

Canada (3.0%)
------------------------------------------------------------------------------------------------------------
        279,200  Bank of Nova Scotia                                                              12,313,568
         77,100  Bell Canada International Inc. +                                                  1,291,425
      1,069,700  Bombardier, Inc.                                                                 20,495,246
        648,600  Newbridge Networks Corp. +                                                       34,588,625
        450,495  Northern Telecom Ltd.                                                            40,343,783
        638,000  Toronto-Dominion Bank                                                            23,383,977
                                                                                              --------------
                                                                                                 132,416,624

Chile (0.2%)
------------------------------------------------------------------------------------------------------------
        230,500  Compania de Tele Chile ADS                                                        6,396,375
         55,200  Distribucion y Servicio D&S S.A. ADR +                                              969,450
                                                                                              --------------
                                                                                                   7,365,825

China (--%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Guangdong Kelon Elec Holding                                                      1,268,034

Finland (1.7%)
------------------------------------------------------------------------------------------------------------
        783,000  Enso Oy Class R                                                                   7,334,009
        505,900  Oy Nokia AB Class A                                                              44,161,221
        992,600  UPM-Kymmene Oyj                                                                  22,064,168
                                                                                              --------------
                                                                                                  73,559,398

France (4.3%)
------------------------------------------------------------------------------------------------------------
      4,323,600  Ayala Land, Inc. Class B                                                          1,703,424
         94,577  L'OREAL                                                                          33,406,844
        586,400  SGS-Thomson Microelectronics ADR +                                               41,781,000
        569,400  Total S.A. Class B                                                               62,974,751
        717,454  Valeo S.A.                                                                       47,696,363
                                                                                              --------------
                                                                                                 187,562,382

Germany (5.0%)
------------------------------------------------------------------------------------------------------------
        176,130  Adidas AG                                                                        25,475,035
        108,300  Adidas AG 144A                                                                   15,692,513
         70,755  Bayerische Motoren Werke (BMW) AG                                                51,148,687
        392,711  Deutsche Bank AG                                                                 25,679,884
        120,110  Mannesmann AG                                                                    50,689,901
        184,190  SAP AG                                                                           52,801,133
                                                                                              --------------
                                                                                                 221,487,153

Hong Kong (1.4%)
------------------------------------------------------------------------------------------------------------
        250,000  Asia Satellite Telecommunications Holdings Ltd.                                     601,669
      2,114,000  Beijing Datang Power Generation Co., Ltd. Class H +                               1,066,779
      1,346,000  Cheung Kong Holdings Ltd.                                                         9,361,131
        860,000  Cheung Kong Infrastructure Holdings                                               2,225,529
        276,000  China Resources Enterprise Ltd.                                                     757,094
        824,000  Guangnan Holdings                                                                   756,990
        191,200  Guoco Group Ltd.                                                                    417,928
        132,000  Hutchison Whampoa, Ltd.                                                             913,761
     15,507,000  National Mutual Asia Ltd.                                                        14,045,286
        999,400  New World Infrastructure Ltd. +                                                   1,978,498
        930,000  Ng Fung Hong Ltd.                                                                   872,420
      3,373,000  Sun Hung Kai Properties Ltd.                                                     24,876,883
        906,000  Television Broadcasts Ltd.                                                        2,520,411
                                                                                              --------------
                                                                                                  60,394,379

Hungary (0.1%)
------------------------------------------------------------------------------------------------------------
        186,500  MOL Magyar Olaj-es 144A GDR                                                       3,986,438

India (0.4%)
------------------------------------------------------------------------------------------------------------
         98,000  BSES Ltd. GDR +                                                                   1,582,700
        260,000  Gujarat Ambuja Cements Ltd. GDR +                                                 2,080,000
        120,000  Hindalco Industries Ltd.                                                          3,137,190
         73,000  Hindustan Petroleum Corp. Ltd. GDR                                                  960,262
        321,000  Mahanagar Telephone Nigam Ltd.                                                    2,239,484
         75,000  Ranbaxy Laboratories Ltd.                                                         1,462,810
         64,000  State Bank of India 144A GDR                                                      1,144,000
        102,000  State Bank of India Ltd.                                                            739,008
        156,000  Tata Engineering and Locomotive Co., Ltd.                                         1,368,760
         95,680  Tata Engineering and Locomotive Co., Ltd.
                   GDR 144A                                                                          956,800
         76,300  Videsh Sanchar Nigam Ltd. GDR +                                                   1,030,050
                                                                                              --------------
                                                                                                  16,701,064

Indonesia (0.2%)
------------------------------------------------------------------------------------------------------------
        700,000  PT Astra International Inc.                                                         523,045
        645,000  PT Daya Guna Samudera                                                               837,781
        400,000  PT Gudang Garam                                                                   1,139,666
      2,100,000  PT Indah Kiat Pulp & Paper Corp.                                                    806,565
      3,074,500  PT Indah Kiat Pulp & Paper Corp. Class F                                          1,180,850
        412,000  PT Indosat ADR                                                                      935,057
        217,500  PT London Sumatra Indonesia                                                         235,423
        830,000  PT Ramayana Lestari Sentosa                                                       1,414,248
        146,900  PT Telekomunikasi Indonesia ADR                                                   2,855,369
                                                                                              --------------
                                                                                                   9,928,004

Israel (0.2%)
------------------------------------------------------------------------------------------------------------
      1,057,000  Bank Hapoalim Ltd. +                                                              2,498,945
        733,000  Supersol Ltd.                                                                     2,101,926
         86,000  Supersol Ltd. ADR +                                                               1,268,500
         83,500  Tadiran Ltd.                                                                      3,020,650
         36,500  Tefron Ltd. +                                                                       700,344
                                                                                              --------------
                                                                                                   9,590,365

Italy (2.7%)
------------------------------------------------------------------------------------------------------------
      6,177,000  Credito Italiano SPA                                                             16,456,275
      7,888,100  Ente Nazionale Idrocarburi SPA ADR +                                             44,310,386
        888,000  La Rinascente SPA                                                                 6,575,865
      6,821,000  Telecom Italia Mobile SPA                                                        25,275,739
      4,038,300  Telecom Italia SPA                                                               25,281,924
                                                                                              --------------
                                                                                                 117,900,189

Japan (10.9%)
------------------------------------------------------------------------------------------------------------
         93,700  Acom Co. Ltd. 144A                                                                5,147,066
        416,000  Acom Co. Ltd.                                                                    22,851,436
        384,902  AFLAC Inc.                                                                       19,581,889
      1,724,000  Canon, Inc.                                                                      41,898,295
        426,500  Hirose Electric Co. Ltd.                                                         27,865,378
        405,000  Hoya Corp.                                                                       14,089,888
        175,400  Keyence Corp                                                                     26,277,155
      4,129,000  NEC Corp.                                                                        45,362,299
        227,000  Promise Co. Ltd.                                                                 13,300,708
      2,744,000  Ricoh Co., Ltd.                                                                  35,399,086
        236,000  Rohm Co. Ltd.                                                                    23,374,117
        707,000  Sankyo Co., Ltd.                                                                 23,360,717
        762,000  Shin-Etsu Chemical Co.                                                           18,645,694
      4,020,000  Shiseido Co., Ltd.                                                               54,871,412
         94,000  Shohkoh Fund & Co., Ltd.                                                         30,511,861
        347,900  Sony Corp.                                                                       28,926,518
        647,000  Tokyo Broadcasting System                                                        11,092,968
        757,900  Tokyo Electron Ltd.                                                              37,847,692
                                                                                              --------------
                                                                                                 480,404,179

Lebanon (0.1%)
------------------------------------------------------------------------------------------------------------
        107,200  Commerce Bank of Lebanon 144A GDR                                                 2,342,320

Malaysia (0.1%)
------------------------------------------------------------------------------------------------------------
        605,000  Berjaya Sports Toto Berhad                                                        1,643,433
        263,000  Malakoff Berhard                                                                    628,060
        235,100  Malaysian Assurance Alliance +                                                      421,075
        937,000  Perusahaan Otomobil Nasional Berhad                                               2,237,612
         23,000  Tan Chong Motor Holdings Berhad                                                      13,113
                                                                                              --------------
                                                                                                   4,943,293

Mexico (0.9%)
------------------------------------------------------------------------------------------------------------
        300,000  Cemex S.A. de C.V.                                                                1,164,875
        895,000  Cemex S.A. de C.V. Class B +                                                      3,935,006
      1,300,000  Cifra S.A. de CV Class B                                                          2,587,575
      1,388,200  Corporacion Moctezuma, S.A. de C.V.                                               1,575,615
        837,000  Fomento Economico Mexicano, S.A. de C.V. Class B                                  5,900,000
        142,200  Grupo Accion, S.A. de C.V. 144A ADR +                                             1,422,000
        188,600  Grupo Imsa S.A. de C.V. ADR +                                                     4,491,038
        145,000  Grupo Televisa S.A.GDR                                                            4,495,000
      1,067,400  Kimberly-Clark de Mexico, S.A. de C.V. Class A                                    4,641,978
        222,600  Panamerican Beverages, Inc. Class A                                               6,900,600
         97,700  Telefonos de Mexico S.A. ADR Class L                                              4,225,525
                                                                                              --------------
                                                                                                  41,339,212

Netherlands (3.4%)
------------------------------------------------------------------------------------------------------------
        418,000  Aegon N.V.                                                                       32,830,595
        413,300  ASM Lithography Holding N.V. +                                                   29,915,452
        551,104  Getronics Electric N.V.                                                          18,134,377
        759,919  Internationale Nederlanden Groep                                                 31,793,326
        539,700  Ispat International NV +                                                         13,714,143
        188,400  Wolters Kluwer N.V.                                                              23,056,756
                                                                                              --------------
                                                                                                 149,444,649

New Zealand (0.9%)
------------------------------------------------------------------------------------------------------------
      8,065,400  Telecom Corp. of New Zealand Ltd.                                                38,985,837

Pakistan (--%)
------------------------------------------------------------------------------------------------------------
             30  Pakistan State Oil                                                                      318

Philippines (0.2%)
------------------------------------------------------------------------------------------------------------
     13,943,300  Belle Corp. +                                                                     1,278,469
        150,000  Benpres Holdings Corp. GDR +                                                        525,000
      3,202,400  Fil-Estate Land, Inc.                                                               189,024
      8,509,900  International Container Terminal Services, Inc.                                   1,706,857
        505,000  Manila Electric Co. Class B                                                       1,562,751
         13,000  Philippine Long Distance Telephone Co.                                              325,931
         74,400  Philippine Long Distance Telephone Co. ADR                                        1,804,200
     11,220,000  SM Prime Holdings Inc.                                                            1,993,238
                                                                                              --------------
                                                                                                   9,385,470

Poland (0.1%)
------------------------------------------------------------------------------------------------------------
         41,100  Bank Handlowy 144A +                                                                552,724
        291,000  KGHM Polska Miedz S.A. GDR +                                                      2,851,800
                                                                                              --------------
                                                                                                   3,404,524

Portugal (1.4%)
------------------------------------------------------------------------------------------------------------
        125,000  Colep-Companhia Portuguesa de Embalagens +                                        1,804,532
         54,600  Electricidade de Portugal S.A.                                                      955,886
        111,200  Investec Consultadoria International S.A. +                                       3,465,154
      1,241,900  Portugal Telecom S.A.                                                            50,766,599
         35,500  Telecel-Comunicacaoes Pessoais, S.A. +                                            3,195,000
                                                                                              --------------
                                                                                                  60,187,171

Russia (0.4%)
------------------------------------------------------------------------------------------------------------
          2,000  AO Tatneft ADR                                                                      287,000
         44,500  AO Tatneft 144A ADR                                                               6,385,750
         47,000  Lukoil Holding ADR                                                                3,901,000
         78,000  Mosenergo 144A ADR                                                                3,276,000
     11,400,000  Unified Energy Systems                                                            3,534,000
                                                                                              --------------
                                                                                                  17,383,750

Singapore (0.3%)
------------------------------------------------------------------------------------------------------------
      3,635,600  Overseas Union Bank Ltd.                                                         12,134,077

South Africa (0.5%)
------------------------------------------------------------------------------------------------------------
      1,171,000  Billiton PLC +                                                                    3,431,948
         76,100  Energy Africa Ltd. 144A +                                                         1,978,600
        596,000  First National Bank Holdings Ltd.                                                 4,503,139
        193,280  Gencor Ltd.                                                                         433,886
        128,000  Liberty Life Association of Africa Ltd.                                           3,192,683
      1,488,000  Lonrho PLC                                                                        2,397,007
        438,400  Sasol Ltd.                                                                        5,285,221
                                                                                              --------------
                                                                                                  21,222,484

South Korea (--%)
------------------------------------------------------------------------------------------------------------
         83,800  Housing & Commercial Bank (GDR) +                                                   733,250
         75,002  Kookmin Bank 144A GDR +                                                             468,763
          2,648  SK Telecom Co., Ltd.                                                                887,745
                                                                                              --------------
                                                                                                   2,089,758

Spain (0.6%)
------------------------------------------------------------------------------------------------------------
         68,960  Banco de Bilbao Vizcaya                                                           1,838,618
        543,700  Gas Natural SDG, S.A. Class E                                                    25,116,780
                                                                                              --------------
                                                                                                  26,955,398

Sweden (0.9%)
------------------------------------------------------------------------------------------------------------
        929,105  Telefonaktiebolaget LM Ericsson Class B                                          40,861,551

Switzerland (2.7%)
------------------------------------------------------------------------------------------------------------
         41,321  Nestle S.A.                                                                      58,104,435
          8,417  Novartis AG ADR                                                                  13,155,499
        181,510  Schweizerischer Bankverein                                                       48,705,378
                                                                                              --------------
                                                                                                 119,965,312

Taiwan (0.4%)
------------------------------------------------------------------------------------------------------------
        115,800  @Entertainment, Inc. +                                                            1,331,700
      1,173,750  Acer Inc. +                                                                       1,626,373
         54,000  Ase Test Limited +                                                                2,956,500
         80,000  Asustek Computer, Inc. +                                                          1,014,379
        335,000  Aurora Corp. +                                                                      574,755
      2,287,800  Bank Sinopac +                                                                    1,682,206
        177,000  China Steel Corp. GDR                                                             2,522,250
        108,150  Chung Hwa Pulp Corp. +                                                               60,083
        469,000  Delta Electronics, Inc.                                                           1,509,690
        120,000  Siliconware Precision Industries Co. GDR +                                        1,155,000
      2,400,000  U-Ming Marine Transport Corp.                                                     1,427,451
         55,750  Yieh Phui Enterprise                                                                 31,519
                                                                                              --------------
                                                                                                  15,891,906

Thailand (0.1%)
------------------------------------------------------------------------------------------------------------
        162,000  Advanced Info Service Public Co., Ltd.                                              853,463
        522,300  Electricity Generating Public Co. Ltd.                                              853,514
        892,400  Industrial Finance Corp. of Thailand (The)                                          740,039
        132,000  PTT Exploration & Production PLC                                                  1,320,000
                                                                                              --------------
                                                                                                   3,767,016

Turkey (0.2%)
------------------------------------------------------------------------------------------------------------
        252,700  Haci Omer Sabanci Holdings ADR +                                                  3,285,100
        125,300  Yapi ve Kredi Bankasi A.S. +                                                      3,759,000
                                                                                              --------------
                                                                                                   7,044,100

United Kingdom (15.8%)
------------------------------------------------------------------------------------------------------------
      2,448,300  Argos PLC                                                                        25,895,653
      4,764,000  British Airways PLC                                                              46,439,081
      2,747,500  Compass Group PLC                                                                29,244,363
      1,673,981  Dixons Group PLC                                                                 19,542,143
      2,840,000  Electrocomponents PLC                                                            21,999,812
      4,656,600  Enterprise Oil PLC                                                               51,943,618
      2,090,054  Glaxo Wellcome PLC                                                               44,738,070
      2,296,197  Granada Group PLC                                                                31,613,301
      1,802,400  HSBC Holdings PLC                                                                44,829,770
        166,000  Ramco Energy PLC ADR                                                              2,261,750
      3,810,000  Reuters Holdings PLC ADR                                                         41,287,457
      3,310,657  Rio Tinto PLC                                                                    42,585,749
      1,339,000  Royal & Sun Alliance Insurance Group PLC                                         12,816,980
      1,572,400  SEMA Group PLC                                                                   35,264,075
      2,077,200  Siebe PLC                                                                        39,835,721
      7,783,096  SmithKline Beecham PLC ADR                                                       73,652,877
      2,690,000  Smiths Industries PLC                                                            38,972,411
      3,072,000  Unilever PLC                                                                     22,845,100
     11,975,213  Vodafone Group PLC                                                               65,186,171
                                                                                              --------------
                                                                                                 690,954,102

United States (34.0%)
------------------------------------------------------------------------------------------------------------
        325,000  Adaptec, Inc. +                                                                  15,742,188
        429,100  AES Corp. +                                                                      17,003,088
        373,900  American Express Co.                                                             29,164,200
        215,250  American International Group, Inc.                                               21,968,953
        304,400  Apollo Group, Inc. Class A +                                                     12,860,900
        272,500  BMC Software, Inc. +                                                             16,452,188
        517,400  Bristol-Myers Squibb Co.                                                         45,401,850
        398,900  Campbell Soup Co.                                                                20,568,281
        273,150  Cardinal Health, Inc.                                                            20,281,388
        242,300  Cisco Systems, Inc. +                                                            19,876,172
        116,400  Citicorp                                                                         14,557,275
        220,200  Clorox Co.                                                                       15,414,000
        817,600  Coca-Cola Enterprises, Inc.                                                      22,995,000
        250,200  Colgate-Palmolive Co.                                                            16,200,450
        339,950  Compaq Computer Corp.                                                            21,671,813
        300,800  Computer Associates Intl., Inc.                                                  22,428,400
        271,500  Compuware Corp. +                                                                17,952,938
        713,600  ConAgra, Inc.                                                                    21,497,200
        383,475  Consolidated Stores Corp. +                                                      15,291,066
        502,900  Costco Companies, Inc. +                                                         19,361,650
        450,779  CVS Corp.                                                                        27,638,387
        136,800  Data General Corp.                                                                2,633,400
        304,100  Dayton Hudson Corp.                                                              19,101,281
        223,800  Diebold, Inc.                                                                     9,861,188
        181,700  Electronics for Imaging, Inc. +                                                   8,494,475
        352,900  EMC Corp. +                                                                      19,762,400
        159,950  Franklin Resources, Inc.                                                         14,375,506
        226,500  Gannett Co., Inc.                                                                11,905,406
      1,161,200  General Electric Co.                                                             74,969,975
        513,500  Halliburton Co.                                                                  30,617,438
        413,400  HBO & Co.                                                                        17,982,900
        778,100  HEALTHSOUTH Corp. +                                                              19,890,181
        226,500  Herman Miller, Inc.                                                              11,070,188
        617,700  Intel Corp.                                                                      47,562,900
        268,600  Interpublic Group Cos. Inc.                                                      12,758,500
        254,100  Jones Apparel Group, Inc. +                                                      12,927,338
        332,500  KLA Instruments Corp. +                                                          14,609,219
        467,400  Lilly (Eli) & Co.                                                                31,257,375
        293,600  Lucent Technologies, Inc.                                                        24,203,650
        222,500  Marriott International, Inc.                                                     15,519,375
        175,100  Masco Corp.                                                                       7,682,513
        690,225  MBNA Corp.                                                                       18,161,545
        256,200  Merck & Co., Inc.                                                                22,865,850
        343,600  Microsoft Corp. +                                                                44,668,000
        334,400  Motorola, Inc.                                                                   20,649,200
        434,800  National Semiconductor Corp. +                                                   15,652,800
        649,900  Omnicare, Inc.                                                                   18,075,344
        362,100  Parametric Technology Corp. +                                                    15,977,663
        371,300  Paychex, Inc.                                                                    14,155,813
        160,600  Payless Shoesource, Inc. +                                                        8,953,450
        319,900  PeopleSoft, Inc. +                                                               20,113,713
        641,200  PepsiCo, Inc.                                                                    23,604,175
        387,100  Pfizer, Inc.                                                                     27,387,325
        629,300  Procter & Gamble Co.                                                             42,792,400
        250,200  Quintiles Transnational Corp. +                                                  18,139,500
        564,800  Quorum Health Group, Inc. +                                                      13,696,400
        293,600  Rite Aid Corp.                                                                   17,432,500
        411,500  Schering-Plough Corp.                                                            23,069,719
        387,000  SCI Systems, Inc. +                                                              17,028,000
        339,700  Solectron Corp. +                                                                13,333,225
        432,500  SunAmerica, Inc.                                                                 15,542,969
        316,000  Tellabs, Inc. +                                                                  17,064,000
        445,200  Teradyne, Inc. +                                                                 16,667,175
        339,700  Tiffany & Co.                                                                    13,418,150
        641,200  TJX Cos., Inc. (The)                                                             18,995,550
        342,300  Tosco Corp.                                                                      11,295,900
        264,633  Travelers Group Inc.                                                             18,524,310
        309,400  USA Waste Services, Inc. +                                                       11,447,800
        621,400  Wal-Mart Stores, Inc.                                                            21,826,675
        526,600  Walgreen Co.                                                                     14,810,625
        235,700  Warner-Lambert Co.                                                               33,749,294
        238,300  Washington Mutual, Inc.                                                          16,308,656
        235,700  Western Atlas, Inc. +                                                            20,314,394
        919,000  Westinghouse Electric Corp.                                                      24,296,063
                                                                                              --------------
                                                                                               1,491,530,778
                                                                                              --------------
                 Total Common Stocks (cost $3,986,877,115)                                    $4,261,004,116

CONVERTIBLE BONDS AND NOTES (0.2%) *
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
     $4,200,000  Alfa S.A. 144A cv. sub. notes 8s, 2000 (Mexico)                              $    6,489,000
      1,901,000  Qingling Motors Co., Ltd. 144A cv. bonds
                   3 1/2s, 2002 (China)                                                            2,110,110
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $7,276,446)                          $    8,599,110

PREFERRED STOCKS (0.2%) *
NUMBER OF SHARES                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
          5,900  Banco Itau S.A. BRC 16.02 No par value (NPV) pfd. (Brazil)                   $    2,381,406
         23,200  Petroleo Brasileiro S.A. BRC 6.258 NPV pfd. (Brazil)                              4,313,832
                                                                                              --------------
                 Total Preferred Stocks (cost $6,702,103)                                     $    6,695,238

INVESTMENT FUNDS (0.1%) *
NUMBER OF SHARES                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
        148,000  Fleming Russia Securities Fund Ltd. (Russia) +                               $    3,256,000
         21,800  India Magnum Fund Class A (India) +                                               1,013,700
                                                                                              --------------
                 Total Investment Funds (cost $3,338,440)                                     $    4,269,700

WARRANTS (--%)*+ (cost $--)                                                    EXPIRATION
NUMBER OF WARRANTS                                                                DATE            VALUE
------------------------------------------------------------------------------------------------------------
      2,788,660  Belle Corp. (Phillipines)                                      9/11/00       $          519

SHORT-TERM INVESTMENTS  (1.4%) *(cost $62,418,795)
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
   $62,409,000   Interest in $269,350,000 joint repurchase agreement dated
                   October 31, 1997 with SBC Warburg due November 3,1997
                   with respect to various U.S. Treasury obligations -- maturity
                   value of $62,438,384 for an effective yield of 5.65%                       $   62,418,795
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,066,612,899) ***                                  $4,342,987,478
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $4,383,810,494.

*** The aggregate identified cost on a tax basis is $4,086,738,259, resulting in gross unrealized appreciation and depreciation of $493,814,734 and $237,565,515, respectively, or net unrealized appreciation of $256,249,219.

  + Non-income-producing security.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, ADS or GDR after the name of a foreign holding stands for American Depository Receipts, American Depository Shares or Global
Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

The fund had the following industry group concentrations greater than 10% at October 31, 1997 (as a percentage of net assets):

    Insurance and Finance                         14.1%
    Electronics and Electrical Equipment          12.5



----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31,1997
(aggregate face value $372,440,595)
                                  Market     Aggregate Face    Delivery     Appreciation/
                                   Value          Value          Date      (Depreciation)
----------------------------------------------------------------------------------------
British Pounds                  $212,445,095   $200,673,845     11/14/97    $(11,771,250)
Japanese Yen                     164,497,192    171,766,750     11/14/97       7,269,558
----------------------------------------------------------------------------------------
                                                                            $ (4,501,692)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $4,066,612,899) (Note 1)        $4,342,987,478
---------------------------------------------------------------------------------------------------
Cash                                                                                        383,592
---------------------------------------------------------------------------------------------------
Foreign currency (cost $4,099,041)                                                        3,983,522
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                         8,957,422
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   10,969,038
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          128,519,133
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            7,269,558
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          3,486,275
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,506,556,018

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         94,293,548
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                4,651,686
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              7,484,693
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,111,313
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                73,248
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,155
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,140,082
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              11,771,250
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,033,150
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      183,399
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       122,745,524
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,383,810,494

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,322,667,726
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             84,713,761
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                  704,748,625
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            271,680,382
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $4,383,810,494

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,628,933,168 divided by 219,025,915 shares)                                               $12.00
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.00)*                                      $12.73
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,664,215,132 divided by 143,241,908 shares)**                                             $11.62
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($43,662,133 divided by 3,668,503)                                                           $11.90
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.90)*                                      $12.33
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($47,000,061 divided by 3,861,684)                                                           $12.17
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended October 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,317,707)                                          $ 56,706,645
--------------------------------------------------------------------------------------------------
Interest                                                                                 6,806,968
--------------------------------------------------------------------------------------------------
Total investment income                                                                 63,513,613

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        27,176,359
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          12,854,671
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          128,958
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            38,368
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    6,351,743
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   15,821,816
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      271,415
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    422,747
--------------------------------------------------------------------------------------------------
Registration fees                                                                          137,321
--------------------------------------------------------------------------------------------------
Auditing                                                                                   107,808
--------------------------------------------------------------------------------------------------
Legal                                                                                       41,206
--------------------------------------------------------------------------------------------------
Postage                                                                                    655,760
--------------------------------------------------------------------------------------------------
Other                                                                                      293,015
--------------------------------------------------------------------------------------------------
Total expenses                                                                          64,301,187
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (2,005,174)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            62,296,013
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,217,600
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       727,145,124
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             98,481,300
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                     (19,192,119)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                            (210,524,809)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                595,909,496
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $597,127,096
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                          Year ended October 31
                                                                                     ---------------------------------
                                                                                            1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $    1,217,600     $   18,142,868
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           825,626,424        253,869,045
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                       (229,716,928)       180,077,125
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    597,127,096        452,089,038
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
   From net investment income
      Class A                                                                           (54,577,493)       (29,547,833)
----------------------------------------------------------------------------------------------------------------------
      Class B                                                                           (25,358,432)       (11,187,413)
----------------------------------------------------------------------------------------------------------------------
      Class M                                                                              (590,659)           (95,055)
----------------------------------------------------------------------------------------------------------------------
      Class Y                                                                            (1,800,840)          (836,209)
----------------------------------------------------------------------------------------------------------------------
   From net realized gain on investments
      Class A                                                                          (108,162,646)       (68,153,175)
----------------------------------------------------------------------------------------------------------------------
      Class B                                                                           (68,080,503)       (40,919,727)
----------------------------------------------------------------------------------------------------------------------
      Class M                                                                            (1,292,807)          (292,366)
----------------------------------------------------------------------------------------------------------------------
      Class Y                                                                            (3,260,656)        (1,697,504)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       445,247,957        591,315,666
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            779,251,017        890,675,422

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     3,604,559,477      2,713,884,055
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $84,713,761 and
$66,835,636, respectively)                                                           $4,383,810,494     $3,604,559,477
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.10           $10.13            $9.92            $9.30            $7.25
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                          .04 (b)          .09 (b)          .09              .02              .07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.68             1.47              .43              .77             2.06
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.72             1.56              .52              .79             2.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.27)            (.18)            (.01)              --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.55)            (.41)            (.30)            (.17)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.82)            (.59)            (.31)            (.17)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.00           $11.10           $10.13            $9.92            $9.30
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           16.40            16.10             5.64             8.62            29.62
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,628,933       $2,186,426       $1,689,656       $1,507,550         $940,985
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.24             1.27             1.28             1.33             1.39
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .31              .84             1.05              .83              .85
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             154.98            72.88            63.31            17.45            49.53
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.78            $9.86            $9.74            $9.19            $7.22
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                         (.05)(b)          .01 (b)          .03              .01              .05
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.64             1.43              .40              .71             1.99
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.59             1.44              .43              .72             2.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)            (.11)            (.01)              --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.55)            (.41)            (.30)            (.17)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.75)            (.52)            (.31)            (.17)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.62           $10.78            $9.86            $9.74            $9.19
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           15.54            15.25             4.80             7.95            28.44
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,664,215       $1,327,246         $975,794         $801,443         $233,195
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.99             2.02             2.04             2.11             2.09
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            (.45)             .09              .29              .12              .23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             154.98            72.88            63.31            17.45            49.53
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          March 1, 1995+
operating performance                                                                  Year ended October 31       to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $11.05           $10.09            $8.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                                                           (.02)(b)          .03 (b)          .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    1.66             1.47             1.22
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.64             1.50             1.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.24)            (.13)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.55)            (.41)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.79)            (.54)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $11.90           $11.05           $10.09
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             15.72            15.54            13.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $43,662          $24,179           $5,853
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                              1.74             1.80             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              (.21)             .32              .17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               154.98            72.88            63.31
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                                        $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          June 15, 1994+
operating performance                                                        Year ended October 31                 to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.24           $10.25           $10.00            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                                           .08 (b)          .12 (b)          .09              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   1.70             1.48              .47              .53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.78             1.60              .56              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.30)            (.20)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.55)            (.41)            (.30)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.85)            (.61)            (.31)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $12.17           $11.24           $10.25           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            16.75            16.39             6.00             5.71*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $47,000          $66,708          $42,582          $29,396
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              .99             1.02             1.06              .37*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .69             1.09             1.20              .42*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              154.98            72.88            63.31            17.45
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
October 31, 1997

Note 1
Significant accounting policies

Putnam Global Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B shares and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1997, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts and realized and unrealized gains on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution under income tax regulations. For the year ended October 31, 1997, the fund reclassified $98,987,949 to increase undistributed net investment income and $9,227,065 to increase paid-in-capital, with a decrease to accumulated net realized gain on investments and foreign currency transactions of 108,215,014. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter. Prior to February 20, 1997, any amount over $1.5 billion was based on a rate of 0.60%.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1997, fund expenses were reduced by $2,005,174 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $3,914 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $991,161 and $28,403 from the sale of class A and class M shares, respectively and $1,818,267 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $38,023 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $6,551,229,406 and $6,300,255,512, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                        October 31, 1997
------------------------------------------------------------
Class A                              Shares          Amount
------------------------------------------------------------
Shares sold                     101,249,030   $1,191,480,880
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    14,409,751      154,040,248
------------------------------------------------------------
                                115,658,781    1,345,521,128

Shares
repurchased                     (93,547,155)  (1,107,228,654)
------------------------------------------------------------
Net increase                     22,111,626   $  238,292,474
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class A                              Shares          Amount
------------------------------------------------------------
Shares sold                      74,479,884     $786,801,972
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,384,293       91,684,535
------------------------------------------------------------
                                 83,864,177      878,486,507

Shares
repurchased                     (53,754,835)    (567,550,801)
------------------------------------------------------------
Net increase                     30,109,342    $ 310,935,706
------------------------------------------------------------

                                           Year ended
                                        October 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,781,150     $444,244,122
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,389,558       87,335,290
------------------------------------------------------------
                                 47,170,708      531,579,412

Shares
repurchased                     (27,056,473)    (312,278,426)
------------------------------------------------------------
Net increase                     20,114,235     $219,300,986
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,966,921     $400,645,801
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     5,083,057       48,543,206
------------------------------------------------------------
                                 44,049,978      449,189,007

Shares
repurchased                     (19,905,910)    (204,642,212)
------------------------------------------------------------
Net increase                     24,144,068    $ 244,546,795
------------------------------------------------------------

                                           Year ended
                                        October 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,715,074      $44,560,643
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       168,896        1,798,748
------------------------------------------------------------
                                  3,883,970       46,359,391

Shares
repurchased                      (2,403,887)     (29,285,638)
------------------------------------------------------------
Net increase                      1,480,083      $17,073,753
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,976,000      $20,965,783
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        37,518          366,551
------------------------------------------------------------
                                  2,013,518       21,332,334

Shares
repurchased                        (404,965)      (4,274,542)
------------------------------------------------------------
Net increase                      1,608,553      $17,057,792
------------------------------------------------------------

                                           Year ended
                                        October 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,445,438      $51,918,759
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       470,446        5,061,496
------------------------------------------------------------
                                  4,915,884       56,980,255

Shares
repurchased                      (6,986,974)     (86,399,511)
------------------------------------------------------------
Net decrease                     (2,071,090)    $(29,419,256)
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,135,536      $33,518,710
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       256,720        2,533,713
------------------------------------------------------------
                                  3,392,256       36,052,423

Shares
repurchased                      (1,614,376)     (17,277,050)
------------------------------------------------------------
Net increase                      1,777,880      $18,775,373
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $620,151,357 (or if different, the amount necessary to offset net capital gain earned by the Fund) (for all classes of shares) as capital gain dividends for its taxable year ended October 31, 1997.

For the period, interest and dividends from foreign countries were $49,319,695 of $0.133 (for all share classes). Taxes paid to foreign countries were $4,317,707 or $0.012 (for all classes of shares).

The fund has designated 3.97% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Robert Swift
Vice President and Fund Manager

Anthony W. Regan
Vice President and Fund Manager

Ami Kuan Danoff
Vice President and Fund Manager

Kelly A. Morgan
Vice President and Fund Manager

Thomas R. Haslett
Vice President and Fund Manager

Carol McMullen
Vice President and Fund Manager

Michael K. Arends
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36859-005/882/907/513   12/97



PUTNAM INVESTMENTS                                        [SCALE LOGO OMITTED]
------------------------------------------------------------------------------
Putnam Global Growth Fund
Supplement to Annual Report dated 10/31/97

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
------------------------------------------------------------------------------
Total return:                              NAV

One year ended 10/31/97                   16.75%
Five years                               104.41
Annual average                            15.37
Ten years                                194.32
Annual average                            11.40
Life of class (since 9/1/67)
Annual average                            10.62
------------------------------------------------------------------------------
Share value:                               NAV

10/31/96                                 $11.24
10/31/97                                  12.17
------------------------------------------------------------------------------
Distributions:        No.     Income      Capital gains          Total
                                        Short       Long
                      1       $0.301    $0.249      $0.296       $0.846
------------------------------------------------------------------------------
Please note that past performance does not indicate future results.
Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.